SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported) DECEMBER 22, 2003


                                 COMPUMED, INC.
             (Exact name of registrant as specified in its charter)


         DELAWARE                       0-14210                 95-2860434
(State or other jurisdiction of   (Commission File Number)    (IRS Employer
      incorporation)                                        Identification No.)

            5777 W. CENTURY BLVD, SUITE 1285,
                LOS ANGELES, CALIFORNIA                     90045
        (Address of principal executive offices)          (Zip Code)

       Registrant's telephone number, including area code: (310) 258-5000




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ITEM  9.     REGULATION  FD  DISCLOSURE

The following information is furnished pursuant to Item 9, "Regulation FD Disclosure."

Item  9.     Regulation  FD  Disclosure

On December 23, 2004, the Company entered into an Investment Agreement and a Registration Rights Agreement with Dutchess Private Equities Fund, L.P. (Dutchess), pursuant to which Dutchess agreed to purchase up to $5,000,000 of shares Company common stock over a three year period. Purchases are made, subject to certain conditions, upon requests by the Company. Dutchess cannot unilaterally purchase any shares of the Company's common stock.

Dutchess' obligation to purchase common stock from the Company is contingent upon certain closing conditions. Such conditions relate to the Investment Agreement and include: (i) that the Company's representations and warranties are true and correct as of the funding date, (ii) that the Company has performed all of its covenants, agreements and conditions required to be performed by the Company, (iii) that trading of the Company's common stock has not been suspended, (iv) that no statute, rule, regulation, executive order, decree, ruling or injunction is in force against the transactions contemplated in the Note and Warrant Purchase Agreement, (v) that no pending or threatened litigation exists, and (vi) that the SEC has declared effective a registration statement covering the shares to be purchased by Dutchess.

The purchase price of the shares of Company common stock equals 95% the three lowest closing best bid prices of the Company's common stock during the pricing period.

A copy of the press release dated January 12, 2004 issued by the Company announcing the transaction is attached hereto as Exhibit 99 and is incorporated herein by reference.

This  document  may  include  forward-looking  statements  within the meaning of
Section 27A of the Securities Act of 1933 and Section 21E of the Securities Act of 1934. Actual results could differ materially from those projected in the forward-looking statements as a result of the risk factors set forth in CompuMed, Inc.'s Forms 10-KSB and 10-QSB reports and any registration statement that may be filed related to the shares of common stock related to this transaction.

                                  EXHIBIT INDEX

10.9 Investment Agreement dated December 22, 2003, by and between the Company and Dutchess Private Equities Fund, L.P.

10.10 Registration Rights Agreement dated December 22, 2003, by and between the Company and Dutchess Private Equities Fund, L.P.

99     Press  release,  dated  January  12,  2004,  issued  by  the  Company.

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.
          CompuMed,  Inc.

               /s/  JOHN  G.  MCLAUGHLIN
               -------------------------
               John  G.  McLaughlin
               President  and  Chief  Executive  Officer

     Date:  February 2,  2004
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